                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 19, 2003
                                                   (November 18, 2003)
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

          MONTANA                     0-14183                    81-0141785
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(State or other jurisdiction        (Commission                (IRS Employer
                of incorporation)    File Number)            Identification No.)

1 First Avenue South, Great Falls, Montana                         59401
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code         (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 18, 2003, Energy West, Incorporated (the "Company") filed an answer and a counterclaim for declaratory relief against Turkey Vulture Fund
XIII, Ltd. ("Turkey Vulture") in the Montana Eighth Judicial District Court,
Cascade County, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. The Company's answer to Turkey Vulture's verified complaint
(which, among other things, requested an order that only shares held by shareholders lawfully entitled to vote on November 12, 2003 be counted in the election of directors) requests a dismissal of the complaint, the denial of the injunctive relief sought and the award of costs and expenses to the Company. The
Company's counterclaim for declaratory judgment, requests, among other things, that the Court determine whether or not it is unlawful for Turkey Vulture to vote its shares at the Company's 2003 Annual Meeting and that any such votes which are cast should not be counted.

         If the Court determines that Turkey Vulture's shares should not be voted at the Annual Meeting because of a violation of the 1935 Act, the Company does not intend to recognize any shares voted by Turkey Vulture or any of its affiliates. The Company previously had disclosed in its proxy materials that unless and until the Securities and Exchange Commission takes action under the
1935 Act with respect to Turkey Vulture, the Company would assume that Turkey
Vulture could legally solicit proxies and vote its shares at the Annual Meeting.

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

          99.1 Answer and Counterclaim for Declaratory Relief, filed by Energy
               West, Incorporated in the Montana Eighth Judicial District Court,
               Cascade County, Cause No. DDV-03-1214

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 19, 2003        ENERGY WEST, INCORPORATED

                                          By:  /s/ John C. Allen
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                                              John C. Allen
                                              Interim President and
                                              Chief Executive Officer